MONEY MARKET OBLIGATIONS TRUST II
MUNICIPAL OBLIGATIONS FUND
PRIME CASH OBLIGATIONS FUND
PRIME VALUE OBLIGATIONS FUND

SUPPLEMENT TO PROSPECTUSES DATED MARCH 31, 1999

        At a Special Meeting of Shareholders to be held on September 23, 1999, shareholders of the above-named Funds will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after October 1, 1999. Shareholders will be notified if any of these changes is not approved at the meeting or any adjournment thereof. Please keep this supplement for your records.

        Shareholders will be asked to consider the following proposals:

        1.     To elect five Trustees.

        2. To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Municipal Obligations Fund (the "Municipal Fund"), and Money Market Obligations Trust, on behalf of its series, Municipal Obligations Fund (the "New Municipal Fund"), whereby the New Municipal Fund would acquire all of the assets of the Municipal Fund in exchange for shares of the New Municipal Fund to be distributed PRO RATA by the Municipal Fund to its shareholders in complete liquidation and termination of the Municipal Fund (Municipal Fund ONLY).

        3. To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Prime Cash Obligations Fund (the "Prime Cash Fund"), and Money Market Obligations Trust, on behalf of its series, Prime Cash Obligations Fund (the "New Prime Cash Fund"), whereby the New Prime Cash Fund would acquire all of the assets of the Prime Cash Fund in exchange for shares of the New Prime Cash Fund to be distributed PRO RATA by the Prime Cash Fund to its shareholders in complete liquidation and termination of the Prime Cash Fund (Prime Cash Fund ONLY).

        4. To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Prime Value Obligations Fund (the "Prime Value Fund"), and Money Market Obligations Trust, on behalf of its series, Prime Value Obligations Fund (the "New Prime Value Fund"), whereby the New Prime Value Fund would acquire all of the assets of the Prime Value Fund in exchange for shares of the New Prime Value Fund to be distributed PRO RATA by the Prime Value Fund to its shareholders in complete liquidation and termination of the Prime Value Fund (Prime Value Fund ONLY).

               To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                                   July 28, 1999

Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA  15222-3779

Cusip 608912200
Cusip 608912804
Cusip 608912507